SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2001

MILACRON INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-8475	31-1062125

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2090 Florence Avenue, P.O. Box 63716, Cincinnati, Ohio 45206

(address of principal executive offices) (ZIP Code)

Registrant's telephone number, including area code: (513) 487-5000

ITEM 5. OTHER EVENTS

        On October 15, 2001, the Registrant entered into Amendment Number Five (the "Amendment") to its Amended and Restated Revolving Credit Agreement. The Amendment is filed herewith.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits:

Exhibit No.	Description

99.1	AMENDMENT NUMBER FIVE, dated as of September 30, 2001 ("Amendment") to the Amended and Restated Revolving Credit Agreement dated as of November 30, 1998, among MILACRON INC., MILACRON KUNSTSTOFFMASCHINEN EUROPA GMBH, MILACRON METAL-WORKING TECHNOLOGIES HOLDING GMBH, and MILACRON B.V., and the lending institutions from time to time party thereto, Bankers Trust Company, as a Lender and as arranger and administrative agent for the Lenders, and PNC Bank, as documentation agent.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Milacron Inc.

Date:	October 16, 2001	By:	/s/Robert P. Lienesch

Robert P. Lienesch Vice President - Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	AMENDMENT NUMBER FIVE, dated as of September 30, 2001 ("Amendment") to the Amended and Restated Revolving Credit Agreement dated as of November 30, 1998, among MILACRON INC., MILACRON KUNSTSTOFFMASCHINEN EUROPA GMBH, MILACRON METAL-WORKING TECHNOLOGIES HOLDING GMBH, and MILACRON B.V., and the lending institutions from time to time party thereto, Bankers Trust Company, as a Lender and as arranger and administrative agent for the Lenders, and PNC Bank, as documentation agent.